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                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               POWER OF ATTORNEY

                                  ------------

                                Glenn D. Lammey
                                Thomas M. Marra
                             Ernest M. McNeill, Jr.
                                John C. Walters
                              Lizabeth H. Zlatkus
                             David M. Znamierowski

do hereby jointly and severally authorize Richard J. Wirth, Sarah M. Patterson, John F. Kennedy, Christopher M. Grinnell, Shane E. Daly, Jerry K. Scheinfeldt and/or Lisa Proch, individually, to sign as their agent any and all pre-effective amendments and post-effective amendments filed on Form N-6 for the File Numbers listed on Appendix A attached hereto, with respect to Hartford Life and Annuity Insurance Company and do hereby jointly and severally ratify such signatures heretofore made by such persons.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney for the purpose herein set forth.

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
By:                  /s/ Glenn D. Lammey                                   Dated as of March 1, 2007
                     ----------------------------------------------------
                     Glenn D. Lammey
By:                  /s/ Thomas M. Marra                                   Dated as of March 1, 2007
                     ----------------------------------------------------
                     Thomas M. Marra
By:                  /s/ Ernest M. McNeill, Jr.                            Dated as of March 1, 2007
                     ----------------------------------------------------
                     Ernest M. McNeill, Jr.
By:                  /s/ John C. Walters                                   Dated as of March 1, 2007
                     ----------------------------------------------------
                     John C. Walters
By:                  /s/ Lizabeth H. Zlatkus                               Dated as of March 1, 2007
                     ----------------------------------------------------
                     Lizabeth H. Zlatkus
By:                  /s/ David M. Znamierowski                             Dated as of March 1, 2007
                     ----------------------------------------------------
                     David M. Znamierowski
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                                   APPENDIX A

Hartford Life and Annuity Insurance Company Power of Attorney
Dated as of March 1, 2007
Filed on Form N-6
File Numbers:

333-131133
333-82866
333-93319
333-83057
333-67373
33-89988
33-61267
333-07471
333-88787
333-101548
333-127380
333-36349
33-83650
333-36367
33-83652
333-52637
333-00259